SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 15, 2003
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                        (Date of earliest event reported)


                   Harleysville Savings Financial Corporation
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             (Exact name of registrant as specified in its charter)


Pennsylvania                           0-29709                        23-3028464
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)



271 Main Street, Harleysville, Pennsylvania                             19438
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(Address of principal executive offices)                              (Zip Code)


                                 (215) 256-8828
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a)      Not applicable.

        (b)      Not applicable.

        (c)      The following exhibit is included with this Report:

        Exhibit No.        Description
        -----------        -----------

         99.1              Press Release, dated October 15, 2003


Item 9. Regulation FD Disclosure (Results of Operations and Financial Condition)
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     On October 15, 2003, Harleysville Savings Financial Corporation issued a press release announcing its results of operations for the quarter and year ended September 30, 2003. A copy of the press release is included as Exhibit
99.1 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Harleysville Savings Financial Corporation


                                   By:   /s/ Brendan J. McGill
                                         ---------------------------------------
                                         Name:   Brendan J. McGill
                                         Title:  Senior Vice President and Chief
                                                 Financial Officer

                                                 Date:  October 15, 2003



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